Exhibit 32.1

                        CEO/CFO CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Gyrodyne Company of America, Inc. (the "Company") on Form 10-QSB for the period ending October 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Stephen V. Maroney, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Date: December 10, 2004

                                          /S/ Stephen V. Maroney
                                          ----------------------
                                          Stephen V. Maroney,
                                          President, Chief Executive Officer
                                          and Chief Financial Officer


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